SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  APRIL 20, 2001
                                                           -----------------

                       ELECTRONIC BUSINESS SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                           2-96392-A                65-0952956
-------------------------------------------------------------------------------
(STATE OR OTHER                   (COMMISSION      (IRS EMPLOYER JURISDICTION OF
IDENTIFICATION NO.)                FORMATION)              FILE NUMBER)


        1800 N.W. 49TH STREET, SUITE 100, FORT LAUDERDALE, FLORIDA 33309
-------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 229-5100
                                                          --------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

On September 1, 2000, Electronic Business Services, Inc. filed a voluntary petition Chapter 11 of the United States Bankruptcy code.

     A mailing to all shareholders and creditors of the Company has been completed. The mailing contained the Amended Joint Plan of Reorganization and the Amended Joint Disclosure Statement. Among the key features of the Amended Joint Reorganization Plan is a payment schedule to creditors in the amount of $125,000, or 5% of the total amount of creditor claims, whichever is the lesser. Another key feature is the cancellation of all existing Capital Stock of the Company and the issuance of new Common Shares of the Company's stock to
creditors,    employees,    new   investors,    and   key   service   providers,
post-confirmation.

     The mailing to creditors and shareholders included a ballot to vote for the approval or disapproval of the Amended Joint Reorganization Plan with a voting deadline of April 21, 2001. A hearing has been set for the confirmation of the Amended Joint Plan of Reorganization for May 1, 2001, at 9:30 am, at the United States Bankruptcy Court, 299 E. Broward Blvd., Courtroom 308, Fort Lauderdale, FL 33301. Any creditor or shareholder may be heard by the Court at that time.

A Press Release regarding the above events is also being released today and is attached herewith.

                       ELECTRONIC BUSINESS SERVICES, INC.

                                  NEWS RELEASE

                              FOR IMMEDIATE RELEASE
                                 APRIL 20, 2001



                         HEARING SET BY BANKRUPTCY COURT
            FOR CONFIRMATION OF AMENDED JOINT PLAN OF REORGANIZATION


     Fort Lauderdale, FL -- Electronic Business Services, Inc. (OTC Bulletin Board "AEBS") On September 1, 2000, Electronic Business Services, Inc. filed a voluntary petition Chapter 11 of the United States Bankruptcy code.

     A mailing to all shareholders and creditors of the Company has been completed. The mailing contained the Amended Joint Plan of Reorganization and the Amended Joint Disclosure Statement. Among the key features of the Amended Joint Reorganization Plan is a payment schedule to creditors in the amount of $125,000, or 5% of the total amount of creditor claims, whichever is the lesser. Another key feature is the cancellation of all existing Capital Stock of the Company and the issuance of new Common Shares of the Company's stock to creditors, employees, new investors, and key service providers, post-petition to the Chapter 11 filing.

     The mailing to creditors and shareholders included a ballot to vote for the approval or disapproval of the Amended Joint Reorganization Plan with a voting deadline of April 21, 2001. A hearing has been set for the confirmation of the Amended Joint Plan of Reorganization for May 1, 2001, at 9:30 am, at the United States Bankruptcy Court, 299 E. Broward Blvd., Courtroom 308, Fort Lauderdale, FL 33301. Any creditor or shareholder may be heard by the Court at that time.

     For more information, contact Vito A. Bellezza, President and CEO, at (954) 229-5100, or send e-mail to vbellezza@ebs-inc.com.


     *This release may include forward-looking statements from the Company that may or may not materialize. Additional factors that could potentially affect the Company's financial results may be found in the Company's filings with the Securities and Exchange Commission.



             1800 NW 49th St., Suite 100, Fort Lauderdale, FL 33309
                    Tel: (954) 229-5100 Fax: (954) 229-5235




                                      ELECTRONIC BUSINESS SERVICES, INC.


                                      By: /s/ VITO A. BELLEZZA
                                      -------------------------------------
                                      Vito A. Bellezza
                                      Chief Executive Officer


Dated: April 20, 2001